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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: April 18, 2001



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



        California                     File No. 0-19231           68-0166366
(State or other jurisdiction of    (Commission File Number)     (IRS Employer)
 Incorporated or organization)                               Identification No.)



    111 Santa Rosa Avenue, Santa Rosa, California                 95404-4905
    (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800





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


Item 5.  Other Events

Press release for the following (article attached):

     Redwood Empire Bancorp  announces  first quarter 2001 results.










                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


            04-18-01
Date:  ___________________              REDWOOD EMPIRE BANCORP
                                            (Registrant)


                                             /s/ James E. Beckwith
                                        By: _____________________________
                                            James E. Beckwith
                                            Executive Vice President and
                                            Chief Operating Officer

                                         FOR: REDWOOD EMPIRE BANCORP

                                 APPROVED BY: James Beckwith
                                              EVP/Chief Operating Officer
                                              (707) 522-5215


For Immediate Release


                         REDWOOD EMPIRE BANCORP REPORTS
           AN INCREASE OF 26% IN NET INCOME FOR THE FIRST QUARTER 2001


SANTA ROSA, Calif. (April 18, 2001) -- Redwood Empire Bancorp (NASDAQ: REBC) today reported record income of $1,787,000, or $0.64 per diluted share, for the quarter ended March 31, 2001 as compared to $1,420,000, or $0.43 per diluted share, one year ago. Return on equity was 22.45% in the first quarter as compared with 14.86% in the same quarter a year ago. Return on assets was 1.63% in the first quarter as compared to 1.33% one year ago. "We are extremely pleased with bottom line results," noted James Beckwith, Chief Operating Officer. "Growing earning assets, reducing overhead costs, managing capital and maintaining asset quality continue to be our key objectives," said Beckwith.

         Total average loans amounted to $318,639,000 as of March 31, 2001 as compared to $313,405,000 one year ago, which represents a $5,234,000 or 2% increase. In the fourth quarter of 2000 the Company sold $21,205,000 in single family residential loans and securitized another $17,949,000 as part of an assets repositioning strategy. Without the impact of the single family residential loan sale and securitization, average loans grew $44,388,000 or 14%. Total deposits averaged to $395,042,000 for the quarter as compared to $375,154,000 one year ago which amounts to a $19,888,000 or 5% increase.

         Net interest income amounted to $5,301,000 in the first quarter, compared to $4,939,000 in the same period in 2000 which represents a 7% increase. The increase in net interest income is attributable to an increase in average earning assets of $15,800,000 from $400,724,000 for the quarter ended March 31, 2000 to $416,524,000 for the quarter ended March 31, 2001 and an improvement in net interest margin from 4.96% in first quarter of 2000 to 5.16% in the first quarter of 2001.

         There was no loan loss provision for the quarter ended March 31, 2001 as compared to $100,000 one year ago. Net recoveries were $22,000 or .03% of average portfolio loans for the quarter as compared to net charge-offs of $51,000 or .07% one year ago. Non-performing assets at March 31, 2001 were $1,775,000 or .4% of total assets, as compared to non-performing assets of $1,960,000, or .4% of total assets, as of December 31, 2000. Non-performing assets have declined $185,000 or 9% during the three months of 2001. The ratio of the allowance for loan losses to nonperforming assets was 434% as of March 31, 2001 as compared to 392% as of December 31, 2000. "Maintaining excellent asset quality continues to be a high priority for management and staff," said Beckwith.

         Noninterest income amounted to $1,365,000 for the quarter ended March 31, 2001 as compared to $1,411,000 in the same period in 2000 or a 3% decrease. The decline is attributable to a decrease in merchant card processing revenues from $897,000 in the first quarter of 2000 to $813,000 in the first quarter of 2001. In the fourth quarter of 2000, a large merchant card processing contract with an independent sales organization expired. To help offset the decline in merchant bankcard processing revenue brought about by the expiration of the contract referenced above, the Company has been building its overall merchant card processing business through direct marketing efforts and new ISO business. Excluding net revenue from merchant bankcard processing, non interest income grew $38,000 or 7% in the first quarter of 2001 when compared to the same quarter one year ago.

         Noninterest expense amounted to $3,650,000 for the quarter ended 2001 as compared to $3,858,000 in the same period one year ago which represents a decrease of $208,000 or 5.4%. The decline in noninterest expense is directly attributable to the Company's focus on improving efficiency. The Company's efficiency ratio for the first quarter of 2001 amounted to 54.76% as compared to 60.76% one year ago.

         For the three months ended March 31, 2001 the Company's community banking segment earned $1,447,000 on revenues of $5,545,000 as compared to net income of $979,000 and revenues of $5,158,000 one year ago. The segment's 48% improvement in earnings is attributable to earning asset growth, margin improvement and expense control. The Company's bankcard segment earned $340,000 in the quarter ended March 31, 2001 versus $441,000 in the first quarter of 2000. The decline in the unit's net income is due to a decline in processing revenue and an increase in salary and benefits expenses. The decline in the segment's revenue is directly attributable to the expiration of a large merchant bankcard processing contract as mentioned above. The merchant bankcard segment net income comprised 19% of the Company's consolidated net income for the first quarter of 2001.

         In January and February 2001 the Board of Directors authorized the repurchase of up to 10% of the Company's total shares outstanding or 285,000 shares in January 2001 and 257,000 shares in February 2001, of which 426,200 shares have been repurchased through March 31, 2001. Under the repurchase program, the Company plans to purchase shares from time to time on the open market and/or in privately negotiated transactions. The repurchase was funded in part with proceeds received from a $10,000,000 pooled trust preferred securities offering concluded on February 22, 2001. The financing, which qualifies for tier 1 capital treatment, bears an interest rate of 10.2% and is due in 30 years. Debt issuance costs amounted to approximately $300,000 and will be amortized over the life of the offering.

         Total assets were $450,065,000 at quarter end. Common book value per share was $10.65. The Company's Tier 1 capital to average assets ratio was 7.59% as of March 31, 2001.

         Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.

         The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described in the Company's Securities and Exchange Commission filings.


                               (Tables to follow)


                                                REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                                            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                  (Dollars in thousands except for earnings per share and share data)

                                                                                          Three Months Ended
                                                                                               March 31,
                                                                                   2001                           2000

       Interest income                                                           $9,053                         $8,159
         Interest expense                                                         3,752                          3,220
         Net interest income                                                      5,301                          4,939
         Provision for loan losses                                                    -                            100
         Net interest income after provision for loan losses                      5,301                          4,839
         Service charge on deposit accounts                                         269                            277
         Merchant draft processing, net                                             813                            897
         Loan servicing income                                                       77                             40
         Net realized (losses)/gains on sale of investment
           securities available for sale                                              -                             (1)
         Other income                                                               206                            198
            Total noninterest income                                              1,365                          1,411
         Salaries and employee benefits                                           2,232                          2,150
         Occupancy and equipment expense                                            489                            501
         Other                                                                      929                          1,207
            Total noninterest expense                                             3,650                          3,858
         Income before tax                                                        3,016                          2,392
         Income tax expense                                                       1,229                            972
         Net income                                                              $1,787                         $1,420

         Basic earnings per share:
           Net income available for common stock shareholders                     $0.66                          $0.44
           Weighted average shares                                            2,720,000                      3,252,000

         Diluted earnings per share:
           Net income available for common stock shareholders                     $0.64                          $0.43
           Weighted average shares                                            2,794,000                      3,269,000

         Selected Ratios
         Annualized Return on Average Total Equity                                22.45%                         14.86%
         Annualized Return on Average Assets                                       1.63%                          1.33%



                                                                                    Selected Balance Sheet Data
                                                                                          (In Thousands)

                                                                               March 31,                      March 31,
                                                                                 2001                           2000

         Total Loans, excluding mortgage loans held for sale                   $319,464                       $321,591
         Allowance for Loan Losses                                                7,696                          7,980
         Total Assets                                                           450,065                        435,130
         Total Deposits                                                         406,457                        383,638
         Equity Capital                                                          26,360                         39,125
         Nonperforming Assets                                                     1,775                          4,882



                                                    REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                                                               BUSINESS SEGMENTS


                                                                                          Three Months Ended
                                                                                             March 31, 2001
                                                                                             (in thousands)
                                                                                 Community
                                                                                 Banking                       Bankcard

         Total interest income                                                   $9,053                       $    ---
         Total interest expense                                                   3,749                              3
         Interest income (expense) allocation                                      (311)                           311
         Net interest income                                                      4,993                            308
         Provision for loan losses                                                  ---                            ---
         Service charge on deposit accounts                                         269                            ---
         Merchant draft processing, net                                             ---                            813
         Loan servicing income                                                       77                            ---
         Other income                                                               206                            ---
            Total noninterest income                                                552                            813
         Salaries and employee benefits                                           1,849                            383
         Occupancy and equipment expense                                            453                             36
         Other                                                                      801                            128
            Total noninterest expense                                             3,103                            547
         Income before income taxes                                               2,442                            574
         Provision for income taxes                                                 995                            234
         Net Income                                                              $1,447                           $340




                                                                                          Three Months Ended
                                                                                             March 31, 2000
                                                                                             (in thousands)
                                                                                 Community
                                                                                 Banking                       Bankcard

         Total interest income                                                   $8,159                       $    ---
         Total interest expense                                                   3,220                            ---
         Interest income (expense) allocation                                      (295)                           295
         Net interest income                                                      4,644                            295
         Provision for loan losses                                                  100                            ---
         Service charge on deposit accounts                                         277                            ---
         Merchant draft processing, net                                             ---                            897
         Loan servicing income                                                       40                            ---
         Net realized (losses)/gains on sale of investment
           securities available for sale                                             (1)                           ---
         Other income                                                               198                            ---
            Total noninterest income                                                514                            897
         Salaries and employee benefits                                           1,869                            281
         Occupancy and equipment expense                                            461                             40
         Other                                                                    1,079                            128
            Total noninterest expense                                             3,409                            449
         Income before income taxes                                               1,649                            743
         Provision for income taxes                                                 670                            302
         Net Income                                                                $979                           $441